AMENDED AND RESTATED FOREIGN CUSTODY MANAGER AGREEMENT

                                  SCHEDULE 1

The  following  is a list of the  Investment  Companies  and  their  respective
Series for which the Custodian  shall serve under the Foreign  Custody  Manager
Agreement dated as of May 16, 2001.
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INVESTMENT COMPANY                         ORGANIZATION                SERIES ---(IF APPLICABLE)
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Franklin Capital Growth Fund               Delaware Statutory Trust

Franklin Custodian Funds, Inc.             Maryland Corporation        Franklin Dynatech Fund
                                                                       Franklin Growth Fund
                                                                       Franklin Income Fund
                                                                       Franklin Utilities Fund

Franklin Floating Rate Master Trust        Delaware Statutory Trust    Franklin Floating Rate Master Series

Franklin Global Trust                      Delaware Statutory Trust    Fiduciary Large Capitalization Growth and Income Fund
                                                                       Fiduciary Small Capitalization Growth and Income Fund
                                                                       Franklin Global Real Estate Fund
                                                                       Franklin International Smaller Companies Growth Fund
                                                                       Franklin Templeton Core Fixed Income Fund
                                                                       Franklin Templeton Core Plus Fixed Income Fund
                                                                       Franklin Templeton Emerging Market Debt Opportunities
                                                                       Fund
                                                                       Franklin Templeton High Income Fund

Franklin Gold and Precious Metals Fund     Delaware Statutory Trust

Franklin High Income Trust                 Delaware Statutory Trust    Franklin High Income Fund

Franklin Investors Securities Trust        Massachusetts Business      Franklin Balanced Fund
                                           Trust                       Franklin Convertible Securities Fund
                                                                       Franklin Equity Income Fund
                                                                       Franklin Floating Rate Daily Access Fund
                                                                       Franklin Low Duration Total Return Fund
                                                                       Franklin Real Return Fund
                                                                       Franklin Total Return Fund

Franklin Managed Trust                     Delaware Statutory Trust    Franklin Rising Dividends Fund

Franklin Mutual Series Fund Inc.           Maryland Corporation        Mutual Beacon Fund
                                                                       Mutual Discovery Fund
                                                                       Mutual European Fund
                                                                       Mutual Financial Services Fund
                                                                       Mutual Qualified Fund
                                                                       Mutual Shares Fund

Franklin Real Estate Securities Trust      Delaware Statutory Trust    Franklin Real Estate Securities Fund

Franklin Strategic Mortgage Portfolio      Delaware Statutory Trust

Franklin Strategic Series                  Delaware Statutory Trust    Franklin Aggressive Growth Fund
                                                                       Franklin Biotechnology Discovery Fund
                                                                       Franklin Flex Cap Growth Fund
                                                                       Franklin Global Communications Fund
                                                                       Franklin Global Health Care Fund
                                                                       Franklin Natural Resources Fund
                                                                       Franklin Small-Mid Cap Growth Fund
                                                                       Franklin Small Cap Growth Fund II
                                                                       Franklin Strategic Income Fund
                                                                       Franklin Technology Fund
                                                                       Franklin U.S. Long-Short Fund

Franklin Templeton Fund Allocator Series   Delaware Statutory Trust    Franklin Templeton Conservative Target Fund
                                                                       Franklin Templeton Corefolio Allocation Fund
                                                                       Franklin Templeton Founding Funds Allocation Fund
                                                                       Franklin Templeton Growth Target Fund
                                                                       Franklin Templeton Moderate Target Fund
                                                                       Franklin Templeton Perspectives Allocation Fund
                                                                       Franklin Templeton 2015 Retirement Target Fund
                                                                       Franklin Templeton 2025 Retirement Target Fund
                                                                       Franklin Templeton 2035 Retirement Target Fund
                                                                       Franklin Templeton 2045 Retirement Target Fund

Franklin Templeton Variable Insurance      Delaware Statutory Trust    Franklin Flex Cap Growth Securities Fund
Products Trust                                                         Franklin Global Communications Securities Fund
                                                                       Franklin Global Real Estate Securities Fund
                                                                       Franklin Growth and Income Securities Fund
                                                                       Franklin High Income Securities Fund
                                                                       Franklin Income Securities Fund
                                                                       Franklin Large Cap Growth Securities Fund
                                                                       Franklin Large Cap Value Securities Fund
                                                                       Franklin Money Market Fund
                                                                       Franklin Rising Dividends Securities Fund
                                                                       Franklin Small Mid-Cap Growth Securities Fund
                                                                       Franklin Small Cap Value Securities Fund
                                                                       Franklin Strategic Income Securities Fund
                                                                       Franklin U.S. Government Fund
                                                                       Franklin Zero Coupon Fund - 2010
                                                                       Mutual Discovery Securities Fund
                                                                       Mutual Shares Securities Fund
                                                                       Templeton Global Income Securities Fund

Franklin Value Investors Trust             Massachusetts Business      Franklin All Cap Value Fund
                                           Trust                       Franklin Balance Sheet Investment Fund
                                                                       Franklin Large Cap Value Fund
                                                                       Franklin MicroCap Value Fund
                                                                       Franklin MidCap Value Fund
                                                                       Franklin Small Cap Value Fund


CLOSED END FUNDS:

Franklin Mutual Recovery Fund              Delaware Statutory Trust

Franklin Templeton Limited Duration        Delaware Statutory Trust
Income Trust

Franklin Universal Trust                   Massachusetts Business
                                           Trust
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Revised as of 6/22/07
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